EXHIBIT 10AK

                                    EXECUTION

                      AMENDMENT TO NOTE PURCHASE AGREEMENTS

      This AMENDMENT TO NOTE PURCHASE AGREEMENTS (the "Amendment") is made as of April 22, 2005, by and among ALLSTATE LIFE INSURANCE COMPANY ("Allstate"), EMPLOYERS INSURANCE OF WAUSAU A MUTUAL COMPANY ("Wausau"), STATE FARM LIFE INSURANCE COMPANY ("State Farm"), NATIONWIDE MUTUAL FIRE INSURANCE COMPANY ("Nationwide")(Allstate, Wausau, State Farm and Nationwide are hereinafter referred to collectively as the "Noteholders") and HAEMONETICS CORPORATION, a Massachusetts corporation (the "Company").

      All capitalized terms not defined herein but defined in certain Note Purchase Agreements, each dated as of October 15, 1997 (as amended and supplemented from time to time, the "Note Purchase Agreements"), by and among the Noteholders and the Company, pursuant to which the Company issued certain 7.05% Senior Notes in the original aggregate principal amount of $40,000,000.00 (the "Notes") shall have the meanings given to such terms in the Note Purchase Agreements.

      Preliminary Statements:

      A. The Noteholders are the current beneficial holders of all of the issued and outstanding Notes; and

      B. The Company has requested that Section 10.6 of the Note Purchase Agreement be amended in order to permit the Company to invest in certain money market funds, repurchase agreements, tax exempt obligations, and euro dollar time deposits and other types of liquid investments, all as more particularly described herein; and

      C. The Noteholders are willing to accommodate with the foregoing request, subject to the terms and conditions of this Amendment;

      NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      Amendment to Note Purchase Agreements. The first sentence of Section 10.6 of each of the Note Purchase Agreements is hereby amended by replacing the period contained therein with a semicolon, and inserting thereafter the following:

      "(j) Investments by the Company or any Subsidiary in money market funds (taxable or tax exempt) that are rated AAA by Standard & Poor's Ratings Group and or Aaa by Moody's Investors Service, Inc.;

      (k) Investments by the Company or any Subsidiary in repurchase agreements fully collateralized with U.S. Treasury Securities with a term of not more than 30 days and not to exceed $10.0 million with any one issuer for securities described in clause (f) above and entered into with a financial institution described in clause (g) above;


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            (l) Investments by the Company or any Subsidiary in auction rate securities and variable rate demand obligations rated A by Standard & Poor's Ratings Group and or A2 by Moody's Investors Service, Inc. or better and not to exceed $15.0 million with any one issuer; and

      (m) Investments by the Company or any Subsidiary in Eurodollar time or demand deposits of non-U.S. banks rated A by Standard & Poor's Ratings Group and or A2 by Moody's Investors Service, Inc. or better and not to exceed $25.0 million with any one issuer."

      2. Waiver. Each of the Noteholders hereby waives any Default or Event of Default which may have occurred due to any past failure of the Company to comply with the provisions of Section 10.6 of the Note Purchase Agreements. The foregoing waiver shall operate solely with respect to the specific matter described herein and shall not be construed as a waiver of any other Default or Event of Default.

      3. Ratification of Note Purchase Agreements and Notes. Subject to the amendments expressly set forth in Section 1 of this Amendment, the Company hereby ratifies and reaffirms all of the terms and provisions of the Note Purchase Agreements and the Notes and hereby expressly acknowledges and confirms that the terms and provisions of each thereof, as amended hereby, shall and do remain in full force and effect.

      4. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears hereon, and all of which shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of the Company and the Required Holders.

      This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective representatives, successors and assigns. This Amendment and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of the State of Illinois, notwithstanding any conflict-of-law provisions to the contrary.


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered under seal by their proper and duly authorized officers as of the date first above written.

                           ALLSTATE LIFE INSURANCE COMPANY

                           By : s/ Carrie A. Cazolas
                               -------------------------------------------------
                               Name: Carrie A. Casolas
                               Title:
                                     Its duly authorized officer

                           By : s/ Jerry D.Zinkula
                               -------------------------------------------------
                               Name:Jerry D. Zinkula
                               Title:
                                     Its duly authorized officer


                           NATIONWIDE INDEMNITY COMPANY
                           (AS SUCCESSOR TO EMPLOYERS INSURANCE
                           OF WAUSAU A MUTUAL COMPANY)

                           By : s/ Joseph P. Young
                               -------------------------------------------------
                               Name: Joseph P. Young
                               Title:
                                     Its duly authorized officer


                           STATE FARM LIFE INSURANCE COMPANY

                           By : s/ Jeffrey T. Attwood
                               -------------------------------------------------
                               Name: Jeffrey T. Attwood
                               Title:
                                     Its duly authorized officer

                           By : s/ Larry Rottunda
                               -------------------------------------------------
                               Name: s/ Larry Rottunda
                               Title: Assistant Secretary
                                      Its duly authorized officer


                           NATIONWIDE MUTUAL
                           FIRE INSURANCE COMPANY

                           By : s/ Joseph P. Young
                               -------------------------------------------------
                               Name: Joseph P. Young
                               Title:
                                     Its duly authorized officer


                           HAEMONETICS CORPORATION

                           By : s/ Ronald J. Ryan
                               -------------------------------------------------
                               Name: Ronald J. Ryan
                               Title: Vice President and Chief Financial Officer
                                      Its duly authorized officer


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